Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

4. PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	Estimated Useful Lives	December 31,
		2021	2020
Machinery and equipment	3 to 5 years	$957	$535
Furniture and fixed assets	3 to 7 years	186	103
Computer hardware and software	3 years	259	67
Leasehold improvements	Lesser of lease term or asset life	1,432	24
Total property and equipment		2,834	729
Less accumulated depreciation		(584)	(284)
Property and equipment, net		$2,250	$445

During 2021, the Company received $840 related to leasehold improvements funded by its landlord. These leasehold improvements are being depreciated over the shorter of the lesser of the lease term or each asset’s life. The $840 amount paid to vendors by the landlord has been included in deferred rent and leasehold improvements and is being amortized as a reduction to rent expense on a straight-line basis over the life of the lease.

During 2021, in connection with a lease termination, the Company disposed of $24 of fixed assets with accumulated depreciation of $16 incurring an $8 loss on the disposal which was included in general and administrative expense.

Depreciation expense for the years ended December 31, 2021 and 2020 was $316 and $157, respectively. Machinery with a gross value of $232 was acquired for cash of $47 and equipment loans of $185 in 2019. This machinery had accumulated amortization of $155 and $97 at December 31, 2021 and 2020, respectively.